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CUSIP No. 343858205                     13G                    Page 8 of 8 Pages
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                                                                       EXHIBIT 1

                         DYNAMIC CHOICE ENTERPRISES INC.
                             Wickhams Cay, Road Town
                         Tortola, British Virgin Islands

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Mak Yim Hung with full power of substitution, the undersigned's true and lawful attorney-in-fact and agent for the undersigned in the undersigned's name, place and stead, in any and all capacities, to execute, on behalf of the undersigned, any and all statements or reports under Sections 13 and 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the acquisition, ownership or disposition of any equity securities of Flour City International Inc., including, without limitation, all statements on Schedule 13D or Schedule 13G and all amendments thereto, all joint filing agreements pursuant to Rule 13d-1(k) under the Exchange Act in connection with such statements, and any and all other documents that may be required, from time to time, to be filed with the Securities and Exchange Commission, to execute any and all amendments or supplements to any such statements or forms, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact full power and authority to do so and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming that said attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the responsibilities of the undersigned to comply with Section 13 of the Exchange Act or any other legal requirement. This Power of Attorney shall remain in effect until revoked in writing by the undersigned.

Dynamic Choice Enterprises Inc.

By:  Celestial Resources Limited
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Its: Corporate Director

     By:  /s/ Clement Tang Cheuk Yan
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     Its: Director

                                       Dated: November 1, 1999

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